THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

EQUITY DIRECTOR FIXED AND VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS

DATED MAY 1, 2012

The purpose of this Supplement is to provide you with information regarding the SunAmerica 2020 High Watermark Fund and changes to the Living Benefits offered by The Variable Annuity Life Insurance Company ("VALIC"). Capitalized terms used herein shall have the meanings set forth in your Prospectus dated May 1, 2012 ("Prospectus").

Effective August 31, 2012, the SunAmerica 2020 High Watermark Fund will close to all investors and new shares of the Fund will not be issued other than to existing Contract Owners in connection with the reinvestment of dividends and capital gains distributions.

Effective July 2, 2012, VALIC will no longer offer IncomeLOCK(R). IncomeLOCK Plus will continue to be offered. Contract Owners who elected IncomeLOCK prior to July 2, 2012 are not affected by this change. Since IncomeLOCK will no longer be offered, please note the following changes to your Prospectus:

In the "Glossary of Terms," delete the definition of "Living Benefit" and replace it with the following new definition:

Living Benefit - an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The Living Benefit we offer in this prospectus, IncomeLOCK Plus, is offered for an additional fee. Effective July 2, 2012, IncomeLOCK is no longer offered by VALIC.

Under "Fee Tables," delete the paragraph under the subsection titled "Optional IncomeLOCK Fee" and replace it with the following:

The fee is calculated as a percentage of the Benefit Base.

Under "Highlights," delete the subsection titled "Living Benefits" and replace it with the following:

Living Benefits: The Living Benefits described in this prospectus include IncomeLOCK and IncomeLOCK Plus, which are guaranteed minimum withdrawal benefits. You may elect, for an additional fee, IncomeLOCK Plus. Effective July 2, 2012, IncomeLOCK is no longer offered in this prospectus. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date. The optional Living Benefit is designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

Under "Optional Living Benefits," delete the first paragraph and replace it with the following:

You may elect, for an additional fee, the IncomeLOCK Plus living benefit, which is a guaranteed minimum withdrawal benefit. Effective July 2, 2012, IncomeLOCK is no longer offered in this prospectus. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse.

Under "Optional Living Benefits," delete the fourth paragraph under the subsection titled "Additional Important Information Applicable to Both Optional Living Benefits" replace it with the following:

Beginning May 1, 2012, IncomeLOCK and IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Effective July 2, 2012, IncomeLOCK is no longer offered in this prospectus. Please check with your financial advisor for availability and any additional restrictions.

Date: July 2, 2012

Please keep this Supplement with your Equity Director Prospectus.